SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     August 26, 2002

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC.	22-2894486
(Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

333-42423	J. CREW OPERATING CORP.	22-3540930
(Incorporated in Delaware) 770 Broadway New York, New York Telephone: (212) 209-2500

Item 5.	Other Events.

On August 26, 2002, J. Crew Group, Inc. (the “Company”) issued a press release announcing that Kenneth S. Pilot has been hired as Chief Executive Officer of the Company and its wholly-owned subsidiary, J. Crew Operating Corp., effective September 9, 2002. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release issued by the Company on August 26, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC. J. CREW OPERATING CORP.

By	/S/ SCOTT M. ROSEN
Name: Scott M. Rosen Title: Executive Vice-President and Chief Financial Officer

Date: August 26, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on August 26, 2002.